UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2023

CLEARSIGN TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35521	26-2056298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

8023 E. 63rd Place, Suite 101

Tulsa, Oklahoma 74133

(Address of principal executive offices)(Zip Code)

(918) 236-6461

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, pursuant to a Stock Purchase Agreement, dated July 12, 2018, by and between ClearSign Technologies Corporation (the “Company”) and clirSPV LLC, the Company granted to clirSPV LLC a right to purchase certain new equity securities that it sells for the purpose of raising capital on terms and conditions no different from those offered to other purchasers (the “Purchase Right”); provided that this Purchase Right cannot be exercised to the extent it would cause clirSPV LLC to own 20% or more of the Company’s then outstanding shares of common stock or hold shares with 20% or more of the voting power of the Company. The Purchase Right was to expire on December 31, 2023.

On May 26, 2022, in connection with a waiver of the Purchase Right’s notice requirements and other related closing mechanics for such Purchase Right (the “Waiver”), the Company and clirSPV LLC agreed that the Purchase Right may be extended from December 31, 2023 to such date that the holders of two-thirds of the outstanding units of clirSPV LLC agree (the “Investor Holder Consent”) to extend each such holder’s existing agreement that he/she/it will have no right to force a redemption of his/her/its interests in clirSPV LLC (the “Redemption Right”); provided, however, that clirSPV LLC provide written notice to the Company of the Investor Holder Consent prior to December 31, 2023.

On December 30, 2023, the Company received notice from clirSPV LLC that the holders of at least two-thirds of the outstanding units of clirSPV LLC agreed to extend the waiver of the Redemption Right until December 31, 2024. Accordingly, the Purchase Right will now expire on December 31, 2024.

Robert T. Hoffman Sr., a member of the Company’s board of directors, is the managing member of GPclirSPV LLC, which is the managing member of clirSPV LLC.

For more information about the Stock Purchase Agreement and the Waiver, please see the Company’s current reports on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on July 17, 2018 and May 31, 2022, respectively, as well as the information contained in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2023 filed by the Company with the SEC on November 14, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2024

CLEARSIGN TECHNOLOGIES CORPORATION

By:	/s/ Colin James Deller
Name:	Colin James Deller
Title:	Chief Executive Officer

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